Exhibit 99.1

Old National Bancorp One Main Street
Evansville, IN 47708	Media: Kathy A. Schoettlin (812) 465-7269
oldnational.com	Investors: Lynell J. Walton (812) 464-1366

Old National reports 2nd quarter net income of $44.0 million, a 13.2% increase from a year ago

•     Commercial and industrial loan growth over 21% annualized

Evansville, Ind. (July 23, 2018)

Old National Bancorp (NASDAQ: ONB) reports 2Q18 net income of $44.0 million, diluted EPS of $0.29. Adjusted1 net income of $44.1 million, or $0.29 per share.

CEO COMMENTARY:

“Disciplined expense management and a measured increase in deposit costs, together with the benefit of increased rates, resulted in a very successful second quarter for Old National highlighted by positive operating leverage and an almost 20% increase in year-over-year adjusted pre-provision net revenue,” stated Chairman and CEO Bob Jones. “Moreover, we set a new company record for total commercial production while experiencing very strong commercial and industrial loan growth and maintaining a strong period-end pipeline. Coupled with our recently announced KleinBank partnership – which effectively doubles our presence in Minnesota’s Twin Cities – these results illustrate that Old National is well-positioned for continued growth and success in the vibrant markets that now define our franchise.”

SECOND-QUARTER HIGHLIGHTS2:

Net Income	• Net income of $44.0 million, an increase of 13.2% from second quarter of 2017 • Earnings per share of $0.29, an increase of 3.6% from second quarter of 2017

Net Interest Income/NIM	• Net interest income was $132.0 million, up 2.6% • Net interest margin on a fully taxable equivalent basis was 3.55% compared to 3.45%

Operating Performance

•  Pre-provision net revenue[1] (“PPNR”) was $53.6 million

•  Adjusted PPNR[1] was $65.6 million, up 7.4%

•  Noninterest expense was $130.5 million

•  Adjusted noninterest expense[1] was $114.5 million, compared to $111.3 million

•  Efficiency ratio[1] was 69.58%

•  Adjusted efficiency ratio[1] was 61.68%, a 134 basis point improvement from second quarter of 2017

Loans and Credit Quality

•  End-of-period total loans[3] were $11,321.8 million compared to $11,256.3 million

•   Excluding $64.9 million in student loans sold during the quarter, organic total loan growth was 4.6% annualized

•  End-of-period commercial and industrial loans were $2,962.9 million compared to $2,811.6 million; 21.5% annualized growth

•  Second quarter record level total commercial production of $598.2 million and June 30 pipeline of $1.7 billion

•  Provision for loan losses was $2.4 million compared to $0.4 million

•  Net recoveries were $0.8 million, or (0.03%) annualized, compared to net charge-offs of 0.01%

•  Non-performing loans were 1.38% of total loans compared to 1.28%

Capital Returns	• Return on average equity was 8.06% • Return on average tangible common equity[1] was 14.28% • Adjusted return on average tangible common equity[1] was 14.32%

Notable Items

•  $2.5 million in merger/integration charges and $1.3 million in branch action charges (net of $0.3 million gain)

•  $2.2 million gain on the sale of student loans

•  $11.9 million in tax credit amortization

•  Footprint rationalization continues with 9 branch consolidations in the second quarter, 1 pending in the third quarter and the pending sale of 10 branches

[1]	Non-GAAP financial measure that Management believes is useful in evaluating the financial results of the Company – please refer to the Non-GAAP reconciliations contained in this release
[2]	Comparisons are on a linked-quarter basis, unless otherwise noted
[3]	Includes loans held for sale

RESULTS OF OPERATIONS

Old National Bancorp reported second-quarter 2018 net income of $44.0 million, or $0.29 per diluted share.

Included in the second quarter was a pre-tax gain of $2.2 million for the sale of a student loan portfolio. Also included in the second quarter were pre-tax charges of $2.5 million for merger and integration and $1.3 million (net of $0.3 million gain) for branch actions. Excluding these items from the current quarter and netting out securities gains, Old National would have reported net income of $44.1 million, or $0.29 per share.

With a continued focus on expense management, 9 branches located throughout the footprint were consolidated in the second quarter with 1 pending consolidation that will take place in the third quarter. In addition, and as previously disclosed, Old National entered into a branch purchase and assumption agreement for the sale of 10 Old National branches in Wisconsin to Marine Credit Union of La Crosse, Wisconsin. The branch sale includes the assumption of approximately $261 million in deposits and no loans.

1Q18 amounts reflect the reclassification of $0.5 million of agency costs from data processing expense to investment product fee~~s~~ revenue as a result of the implementation of the revenue recognition accounting standard.

LOANS

The strong commercial loan growth that has defined Old National’s overall growth market strategy over the past several quarters continued in the second quarter.

•	Period-end total loans increased to $11,321.8 million at June 30, 2018, up from $11,256.3 million at March 31, 2018.

•	Student loans totaling $64.9 million were sold during the second quarter of 2018, resulting in a $2.2 million gain.

•	End-of-period total loan growth in the second quarter was $65.5 million.

•	Excluding the sale of the student loan portfolio, total end-of-period organic loan growth was $130.5 million, or 4.6% on an annualized basis.

•	End-of-period growth in total commercial and industrial loans was $151.2 million, or 21.5% on an annualized basis.

•	Second quarter commercial loan production of $598.2 million was a Company record. Period-end pipeline totaled $1.7 billion.

•	On average, total loans in the second quarter were $11,262.0 million, up from $11,179.3 million in the first quarter of 2018.

•	Average total loans increased $124.1 million, or 4.5% annualized, net of the student loans sold.

•	Average total commercial and industrial loan growth was $114.1 million, or 16.5% on an annualized basis.

DEPOSITS

A low-cost core deposit franchise continues to be one of Old National’s strengths; average balances increased while end-of-period balances experienced seasonal declines.

•	Period-end total deposits decreased to $12,596.4 million at June 30, 2018, from $12,788.6 million at March 31, 2018.

•	On average, total deposits in the second quarter were $12,650.8 million, increasing from the $12,579.2 million in the first quarter of 2018.

•	Average total deposits increased $71.6 million, or 2.3% annualized.

NET INTEREST INCOME AND MARGIN

Well-controlled deposit costs and higher asset yields boosted both net interest income and margin in the second quarter.

•	Net interest income increased to $132.0 million in the second quarter of 2018 from $128.5 million in the first quarter of 2018.

•	The net interest margin (on a fully taxable equivalent basis) increased 10 basis points to 3.55% compared to 3.45% in the first quarter of 2018.

•	The increase in short term rates, strong loan production and accretion income benefitted net interest income and net interest margin during the quarter.

•	Accretion income increased to $11.5 million, or 30 basis points of net interest margin, in the second quarter of 2018 from $11.0 million, or 28 basis points of net interest margin, in the first quarter of 2018. In the second quarter of 2018, accretion income was just 6.4% of adjusted total revenue.

•	The cost of total deposits rose 6 basis points to 0.29% in the second quarter of 2018 while the cost of total interest-bearing deposits rose 8 basis points to 0.41%.

CREDIT QUALITY

Exceptional credit quality remains a hallmark of the Old National franchise.

•	Asset quality remained strong with net recoveries in the second quarter of $0.8 million, or (0.03%) of total average loans, and 30-89 day delinquencies of 0.34%.

•	Provision expense for the second quarter was $2.4 million.

•	Non-performing loans as a percentage of total loans was 1.38%.

•	In accordance with current accounting practices, the loans acquired from recent acquisitions were recorded at fair value with no allowance recorded at the acquisition date. As of June 30, 2018, the remaining discount on these acquired loans was $110.7 million.

•	The allowance for loan losses was $53.7 million, or 0.48% of total loans at June 30, 2018.

NONINTEREST INCOME

Noninterest income increased due to seasonal factors in several fee income businesses and a gain on the sale of student loans.

•	Total noninterest income for the second quarter of 2018 was $49.3 million, or an increase of $7.4 million from the first quarter of 2018.

•	Included in noninterest income in the second quarter was a gain of $2.2 million from the sale of Old National’s student loan portfolio.

•	Higher mortgage banking revenue (up $1.0 million), seasonal Wealth Management tax preparation fees (up $1.0 million), higher capital markets income (up $0.4 million) and various items included in Other Income were the main drivers of the quarterly increase.

•	Securities gains were $1.5 million, up $0.7 million from the first quarter of 2018.

NONINTEREST EXPENSE

Our second quarter results included disciplined expense management, which helped drive positive operating leverage1.

•	Noninterest expense for the second quarter of 2018 was $130.5 million and included $2.5 million in merger and integration charges, $1.2 million in branch action charges, $0.4 million in severance and $11.9 million in tax credit amortization.

•	Excluding these items, adjusted noninterest expense for the second quarter was $114.5 million, compared to the $111.3 million in adjusted noninterest expense in the first quarter of 2018.

•	Second quarter included higher salary and benefits expense due to annual merit increases and a year-to-date 401k benefit enhancement as well as higher data processing expense related to tax preparation clients.

•	Adjusted operating leverage[1] was +224 basis points in the second quarter compared to a year ago.

•	The second quarter efficiency ratio was 69.58% while the adjusted efficiency ratio was 61.68%.

INCOME TAXES

•	On a fully taxable-equivalent basis, income tax expense in the second quarter was $7.2 million, resulting in a 14.0% FTE tax rate.

CAPITAL

Strong quarterly earnings drove capital ratios higher.

•	At the end of the second quarter, total risk-based capital was 11.9% and regulatory tier 1 capital was 10.9%.

•	Tangible common equity to tangible assets was 8.00% at the end of the second quarter compared to 7.83% in the first quarter of 2018.

NON-GAAP RECONCILIATIONS

($ in millions, except EPS, shares in 000s)	2Q18	Adjustments[4]	Adjusted 2Q18
Total Revenues (FTE)	$184.1	($4.0)	$180.1
Less: Provision for Loan Losses	(2.4)	—	(2.4)
Less: Noninterest Expenses	(130.5)	4.1	(126.4)
Income before Income Taxes (FTE)	$51.2	$0.1	$51.3
Income Taxes	(7.2)	—	(7.2)
Net Income	$44.0	$0.1	$44.1
Average Shares Outstanding	152,568	—	152,568
Earnings Per Share	$0.29	$0.0	$0.29

[4]	Tax-effect calculations use the 2018 statutory FTE tax rates (federal + state)

($ in millions)	2Q18	1Q18
Net Interest Income	$132.0	$128.5
FTE Adjustment	2.8	2.8
Net Interest Income (FTE)	$134.8	$131.3
Average Earning Assets	$15,176.7	$15,205.9
Net Interest Margin (FTE)	3.55%	3.45%

($ in millions)	2Q18	1Q18
Net Interest Income	$132.0	$128.5
FTE Adjustment	2.8	2.8
Net Interest Income (FTE)	$134.8	$131.3
Total Noninterest Income	$49.3	$41.9
Noninterest Expense	130.5	117.1
Pre-Provision Net Revenue	$53.6	$56.1
Less: Securities Gains	(1.5)	(0.8)
Less: Gain on Student Loan Sale	(2.2)	—
Less: Gain on Branch Actions	(0.3)	—
Add: Merger and Integration Charges	2.5	2.3
Add: Branch Action Charges and Severance	1.6	2.8
Add: Amortization of Tax Credit Investments	11.9	0.7
Adjusted Pre-Provision Net Revenue	$65.6	$61.1

($ in millions)	2Q18	1Q18	4Q17	2Q17
Noninterest Expense	$130.5	$117.1	$140.4	$102.8
Less: Merger and Integration Charges	(2.5)	(2.3)	(11.9)	—
Less: Branch Action Charges, Severance, Foundation Funding and Client Experience Initiative Charges	(1.6)	(2.8)	(6.6)	(1.7)
Noninterest Expense less Charges	$126.4	$112.0	$121.9	$101.1
Less: Amortization of Tax Credit Investments	(11.9)	(0.7)	(11.7)	—
Adjusted Noninterest Expense	$114.5	$111.3	$110.2	$101.1
Less: Intangible Amortization	(3.4)	(3.6)	(3.4)	(2.8)
Adjusted Noninterest Expense Less Intangible Amortization	$111.1	$107.7	$106.8	$98.3
Net Interest Income	$132.0	$128.5	$118.6	$104.3
FTE Adjustment	2.8	2.8	6.1	5.7
Net Interest Income (FTE)	$134.8	$131.3	$124.7	$110.0
Total Noninterest Income	$49.3	$41.9	$44.8	$49.2
Total Revenue (FTE)	$184.1	$173.2	$169.5	$159.2
Less: Securities Gains	(1.5)	(0.8)	(1.6)	(3.1)
Less: Gain on Student Loan Sale	(2.2)	—	—	—
Less: Gain on Branch Actions	(0.3)	—	—	(0.1)
Adjusted Total Revenue (FTE)	$180.1	$172.4	$167.9	$156.0
Efficiency Ratio	69.58%	65.84%	81.60%	64.05%
Adjusted Efficiency Ratio	61.68%	62.50%	63.58%	63.02%
Operating Leverage[5] (basis points)	(1,125)
Adjusted Operating Leverage[6] (basis points)	224

[5]	Year-over-year basis point change in noninterest expenses plus change in total revenue
[6]	Year-over-year basis point change in adjusted noninterest expense plus change in adjusted total revenue

($ in millions)	2Q18	1Q18
Net Income (Loss)	$44.0	$48.0
Add: Intangible Amortization (net of tax7)	2.7	2.8
Tangible Net Income (Loss)	$46.7	$50.8
Less: Securities Gains (net of tax7)	(1.1)	(0.6)
Less: Gain on Sale of Student Loans (net of tax7)	(1.7)	—
Add: Merger & Integration Charges (net of tax7)	1.9	1.8
Add: Branch Action Charges (net of gains) and Severance (net of tax7)	1.0	2.1
Adjusted Tangible Net Income (Loss)	$46.8	$54.1
Average Total Shareholders’ Equity	$2,183.6	$2,166.0
Less: Average Goodwill	(828.8)	(828.1)
Less: Average Intangibles	(47.1)	(51.1)
Average Tangible Shareholders’ Equity	$1,307.7	$1,286.8
Return on Average Tangible Common Equity	14.28%	15.80%
Adjusted Return on Average Tangible Common Equity	14.32%	16.81%

[7]	Tax-effect calculations use the 2018 statutory FTE tax rates (federal + state)

CONFERENCE CALL AND WEBCAST

Old National will host a conference call and live webcast at 7:00 a.m. Central Time on Monday, July 23, 2018, to review second-quarter 2018 financial results. The live audio web cast of the call, along with the corresponding presentation slides, will be available on the Company’s Investor Relations web page at oldnational.com and will be archived there for 12 months. A replay of the call will also be available from 6:00 a.m. Central Time on July 24 through August 7. To access the replay, dial 1-855-859-2056, Conference ID Code 6293046.

ABOUT OLD NATIONAL

Old National Bancorp (NASDAQ: ONB) is the holding company of Old National Bank. Headquartered in Evansville with $17.5 billion in assets, it is a top 100 U.S. bank, the largest Indiana-based bank and has been recognized as a World’s Most Ethical Company by the Ethisphere Institute for seven consecutive years. For nearly 185 years, Old National has been a community bank committed to building long-term, highly valued relationships with clients. With locations in Indiana, Kentucky, Michigan, Minnesota and Wisconsin, Old National provides retail and commercial banking services along with comprehensive wealth management, investment and capital markets services. For information and financial data, please visit Investor Relations at oldnational.com.

USE OF NON-GAAP FINANCIAL MEASURES

This earnings release contains GAAP financial measures and non-GAAP financial measures where management believes it to be helpful in understanding Old National’s results of operations or financial position. Where non-GAAP financial measures are used, the comparable GAAP financial measure, as well as the reconciliation to the comparable GAAP financial measure, can be found in the tables of this release.

FORWARD-LOOKING STATEMENT

This press release contains certain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These statements include, but are not limited to, descriptions of Old National Bancorp’s (“Old National’s”) financial condition, results of operations, asset and credit quality trends and profitability. Forward-looking statements can be identified by the use of the words “anticipate,” “believe,” “expect,” “intend,” “could” and “should,” and other words of similar meaning. These forward-looking statements express management’s current expectations or forecasts of future events and, by their nature, are subject to risks and uncertainties. There are a number of factors that could cause actual results to differ materially from those in such statements. Factors that might cause such a difference include, but are not limited to: expected cost savings, synergies and other financial benefits from the merger with Anchor-Minnesota that might not be realized within the expected timeframes and costs or difficulties relating to integration matters might be greater than expected; market, economic, operational, liquidity, credit and interest rate risks associated with Old National’s business; competition; government legislation and policies (including the impact of the Dodd-Frank Wall Street Reform and Consumer Protection Act and its related regulations); ability of Old National to execute its business plan; changes in the economy which could materially impact credit quality trends and the ability to generate loans and gather deposits; failure or circumvention of our internal controls; failure or disruption of our information systems; significant changes in accounting, tax or regulatory practices or requirements; new legal obligations or liabilities or unfavorable resolutions of litigations; disruptive technologies in payment systems and other services traditionally provided by banks; computer hacking and other cybersecurity threats; other matters discussed in this press release; and other factors identified in our Annual Report on Form 10-K and other periodic filings with the SEC. These forward-looking statements are made only as of the date of this press release, and Old National does not undertake an obligation to release revisions to these forward-looking statements to reflect events or conditions after the date of this press release.

ADDITIONAL INFORMATION ABOUT THE OLD NATIONAL BANCORP/KLEIN FINANCIAL, INC. TRANSACTION

Communications in this press release do not constitute an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any vote or approval. In connection with the proposed merger, Old National will file with the SEC a Registration Statement on Form S-4 that will include a Proxy Statement of Klein and a Prospectus of Old National, as well as other relevant documents concerning the proposed transaction. Shareholders are urged to read the Registration Statement and the Proxy Statement/Prospectus regarding the merger when it becomes available and any other relevant documents filed with the SEC, as well as any amendments or supplements to those documents, because they will contain important information. A free copy of the Proxy Statement/Prospectus, as well as other filings containing information about Old National and Klein, may be obtained at the SEC’s Internet site (http://www.sec.gov). You will also be able to obtain these documents, free of charge, from Old National at www.oldnational.com under the tab “Investor Relations” and then under the heading “Financial Information.” Old National and Klein and certain of their directors and executive officers may be deemed to be participants in the solicitation of proxies from the shareholders of Klein in connection with the proposed merger. Information about the directors and executive officers of Old National is set forth in the proxy statement for Old National’s 2018 annual meeting of shareholders, as filed with the SEC on a Schedule 14A on March 5, 2018. Additional information regarding the interests of those participants and other persons who may be deemed participants in the transaction may be obtained by reading the Proxy Statement/Prospectus regarding the proposed merger when it becomes available. Free copies of this document may be obtained as described in the preceding paragraph.

Financial Highlights (unaudited)

($ and shares in thousands, except per share data)

	Three Months Ended			Six Months Ended
	June 30, 2018	March 31, 2018	June 30, 2017	June 30, 2018	June 30, 2017
Income Statement
Net interest income	$131,963	$128,572	$104,333	$260,535	$210,134
Provision for loan losses	2,446	380	1,355	2,826	1,702
Noninterest income (1)	49,289	41,905	49,271	91,194	92,191
Noninterest expense (1)	130,460	117,157	102,811	247,617	204,702
Net income	44,001	47,983	38,854	91,984	74,846

Per Common Share Data (Diluted)
Net income available to common shareholders	$0.29	$0.31	$0.28	$0.60	$0.55
Average diluted shares outstanding	152,568	152,370	135,697	152,483	135,641
Book value	14.44	14.32	13.92	14.44	13.92
Stock price	18.60	16.90	17.25	18.60	17.25
Dividend payout ratio	45%	41%	46%	43%	47%
Tangible common book value (2)	8.70	8.55	8.85	8.70	8.85

Performance Ratios
Return on average assets	1.01%	1.10%	1.05%	1.06%	1.01%
Return on average common equity	8.06%	8.86%	8.33%	8.46%	8.11%
Return on average tangible common equity (2)	14.28%	15.80%	13.82%	15.04%	13.60%
Net interest margin (FTE)	3.55%	3.45%	3.42%	3.50%	3.46%
Efficiency ratio (1,3)	69.58%	65.84%	64.05%	67.76%	64.35%
Net charge-offs (recoveries) to average loans	-0.03%	0.01%	0.01%	-0.01%	0.01%
Allowance for loan losses to ending loans	0.48%	0.45%	0.55%	0.48%	0.55%
Non-performing loans to ending loans	1.38%	1.28%	1.51%	1.38%	1.51%

Balance Sheet
Total loans	$11,295,629	$11,238,682	$9,232,040	$11,295,629	$9,232,040
Total assets	17,482,990	17,496,287	14,957,281	17,482,990	14,957,281
Total deposits	12,596,376	12,788,600	10,683,714	12,596,376	10,683,714
Total borrowed funds	2,530,104	2,371,292	2,259,918	2,530,104	2,259,918
Total shareholders’ equity	2,200,215	2,179,118	1,886,594	2,200,215	1,886,594

Capital Ratios (2)
Risk-based capital ratios (EOP):
Tier 1 common equity	10.9%	10.7%	11.5%	10.9%	11.5%
Tier 1	10.9%	10.7%	11.8%	10.9%	11.8%
Total	11.9%	11.7%	12.3%	11.9%	12.3%
Leverage ratio (to average assets)	8.3%	8.1%	8.7%	8.3%	8.7%

Total equity to assets (averages)	12.54%	12.42%	12.56%	12.48%	12.46%
Tangible common equity to tangible assets	7.98%	7.83%	8.41%	7.98%	8.41%

Nonfinancial Data
Full-time equivalent employees	2,683	2,721	2,652	2,683	2,652
Number of branches	183	191	188	183	188

(1)	For the three months ended March 31, 2018, amounts reflect the reclassification of $0.5 million of agency costs from data processing expense to investment product fee revenue as a result of the implementation of the revenue recognition accounting standard.
(2)	See “Non-GAAP Measures” table.
(3)	Efficiency ratio is defined as noninterest expense before amortization of intangibles as a percent of FTE net interest income and noninterest revenues, excluding net gains from securities transactions. This presentation excludes amortization of intangibles and net securities gains, as is common in other company releases, and better aligns with true operating performance.

FTE - Fully taxable equivalent basis	EOP - End of period actual balances

Income Statement (unaudited)

($ and shares in thousands, except per share data)

	Three Months Ended			Six Months Ended
	June 30, 2018	March 31, 2018	June 30, 2017	June 30, 2018	June 30, 2017
Interest income	$153,736	$147,706	$118,209	$301,442	$236,677
Less: interest expense	21,773	19,134	13,876	40,907	26,543

Net interest income	131,963	128,572	104,333	260,535	210,134
Provision for loan losses	2,446	380	1,355	2,826	1,702

Net interest income after provision for loan losses	129,517	128,192	102,978	257,709	208,432

Wealth management fees	9,746	9,026	9,679	18,772	18,678
Service charges on deposit accounts	10,765	10,759	10,040	21,524	19,883
Debit card and ATM fees	5,080	4,865	4,436	9,945	8,672
Mortgage banking revenue	5,189	4,192	5,186	9,381	9,412
Investment product fees (1)	5,066	5,031	5,004	10,097	9,993
Capital markets income	896	498	2,747	1,394	3,778
Company-owned life insurance	2,430	2,605	2,117	5,035	4,266
Other income	8,586	4,130	6,936	12,716	12,837
Gains (losses) on sales of securities	1,494	788	3,075	2,282	4,575
Gains (losses) on derivatives	37	11	51	48	97

Total noninterest income (1)	49,289	41,905	49,271	91,194	92,191

Salaries and employee benefits	66,592	64,179	57,606	130,771	114,170
Occupancy	12,873	13,280	10,539	26,153	22,673
Equipment	3,728	3,565	3,350	7,293	6,577
Marketing	3,962	3,697	3,673	7,659	6,723
Data processing (1)	9,724	8,400	8,226	18,124	15,834
Communication	2,772	3,064	2,288	5,836	4,702
Professional fees	2,923	2,730	4,077	5,653	6,728
Loan expenses	1,843	1,744	1,693	3,587	3,324
Supplies	903	722	594	1,625	1,173
FDIC assessment	3,161	2,645	2,130	5,806	4,617
Other real estate owned expense	196	349	1,009	545	2,124
Amortization of intangibles	3,416	3,609	2,781	7,025	5,801
Amortization of tax credit investments	11,858	716	—	12,574	—
Other expense	6,509	8,457	4,845	14,966	10,256

Total noninterest expense (1)	130,460	117,157	102,811	247,617	204,702

Income before income taxes	48,346	52,940	49,438	101,286	95,921
Income tax expense	4,345	4,957	10,584	9,302	21,075

Net income	$44,001	$47,983	$38,854	$91,984	$74,846

Diluted Earnings Per Share
Net income	$0.29	$0.31	$0.28	$0.60	$0.55

Average Common Shares Outstanding
Basic	151,878	151,721	135,085	151,800	134,999
Diluted	152,568	152,370	135,697	152,483	135,641

Common shares outstanding at end of period	152,351	152,172	135,516	152,351	135,516

(1)	For the three months ended March 31, 2018, amounts reflect the reclassification of $0.5 million of agency costs from data processing expense to investment product fee revenue as a result of the implementation of the revenue recognition accounting standard.

Balance Sheet (unaudited)

($ in thousands)

	June 30, 2018	March 31, 2018	June 30, 2017
Assets
Federal Reserve Bank account	$43,889	$73,657	$22,117
Money market investments	10,359	12,562	9,815
Investments:
Treasury and government-sponsored agencies	647,058	655,353	586,258
Mortgage-backed securities	1,588,120	1,623,554	1,470,687
States and political subdivisions	1,110,087	1,159,614	1,118,437
Other securities	503,920	458,270	449,045

Total investments	3,849,185	3,896,791	3,624,427

Loans held for sale, at fair value	26,198	17,635	27,425
Loans:
Commercial	2,962,895	2,811,629	2,001,621
Commercial and agriculture real estate	4,451,772	4,449,980	3,259,998
Consumer:
Home equity	491,777	487,237	472,198
Other consumer loans	1,235,212	1,331,304	1,398,849

Subtotal of commercial and consumer loans	9,141,656	9,080,150	7,132,666
Residential real estate	2,153,973	2,158,532	2,099,374

Total loans	11,295,629	11,238,682	9,232,040

Total earning assets	15,225,260	15,239,327	12,915,824

Allowance for loan losses	(53,660)	(50,381)	(50,986)
Non-earning Assets:
Cash and due from banks	219,626	192,022	230,809
Premises and equipment	449,304	453,603	413,933
Goodwill and other intangible assets	874,221	877,637	686,894
Company-owned life insurance	405,492	404,561	354,875
Net deferred tax assets	90,187	88,773	146,780
Loan servicing rights	24,303	24,380	25,023
Other real estate owned	3,729	6,735	11,071
Other assets	244,528	259,630	223,058

Total non-earning assets	2,311,390	2,307,341	2,092,443

Total assets	$17,482,990	$17,496,287	$14,957,281

Liabilities and Equity
Noninterest-bearing demand deposits	$3,600,793	$3,655,732	$3,011,156
Interest-bearing:
Checking and NOW accounts	3,054,302	3,135,778	2,639,813
Savings accounts	3,026,110	3,091,101	2,924,689
Money market accounts	1,090,621	1,130,258	672,391
Other time deposits	1,648,390	1,573,874	1,313,199

Total core deposits	12,420,216	12,586,743	10,561,248
Brokered CD’s	176,160	201,857	122,466

Total deposits	12,596,376	12,788,600	10,683,714

Federal funds purchased and interbank borrowings	175,044	150,026	227,029
Securities sold under agreements to repurchase	347,511	308,189	298,094
Federal Home Loan Bank advances	1,757,308	1,664,179	1,515,628
Other borrowings	250,241	248,898	219,167

Total borrowed funds	2,530,104	2,371,292	2,259,918
Accrued expenses and other liabilities	156,295	157,277	127,055

Total liabilities	15,282,775	15,317,169	13,070,687
Common stock, surplus, and retained earnings	2,266,918	2,240,644	1,917,714
Accumulated other comprehensive income (loss)	(66,703)	(61,526)	(31,120)

Total shareholders’ equity	2,200,215	2,179,118	1,886,594

Total liabilities and shareholders’ equity	$17,482,990	$17,496,287	$14,957,281

Average Balance Sheet and Interest Rates (unaudited)

($ in thousands)

	Three Months Ended June 30, 2018			Three Months Ended March 31, 2018			Three Months Ended June 30, 2017
	Average Balance	Income (1)/ Expense	Yield/ Rate	Average Balance	Income (1)/ Expense	Yield/ Rate	Average Balance	Income (1)/ Expense	Yield/ Rate
Earning Assets:
Money market and other interest-earning investments	$51,724	$117	0.91%	$66,536	$90	0.55%	$27,222	$55	0.80%
Investments:
Treasury and government-sponsored agencies	648,778	3,387	2.09%	663,096	3,424	2.07%	575,940	2,798	1.94%
Mortgage-backed securities	1,588,140	8,904	2.24%	1,632,610	9,520	2.33%	1,485,582	7,590	2.04%
States and political subdivisions	1,118,395	10,591	3.79%	1,204,855	10,478	3.48%	1,122,769	13,375	4.76%
Other securities	507,646	3,909	3.08%	459,458	3,669	3.19%	446,521	2,866	2.57%

Total investments	3,862,959	26,791	2.77%	3,960,019	27,091	2.74%	3,630,812	26,629	2.93%

Loans: (2)
Commercial	2,873,781	32,527	4.48%	2,759,688	28,205	4.09%	1,938,751	19,352	3.95%
Commercial and agriculture real estate	4,449,839	57,251	5.09%	4,394,002	55,787	5.08%	3,240,318	39,830	4.86%
Consumer:
Home equity	492,151	6,076	4.95%	502,902	5,688	4.59%	474,308	4,837	4.09%
Other consumer loans	1,268,670	11,591	3.66%	1,346,331	12,140	3.66%	1,405,226	11,881	3.39%

Subtotal commercial and consumer loans	9,084,441	107,445	4.74%	9,002,923	101,820	4.59%	7,058,603	75,900	4.31%
Residential real estate loans	2,177,587	22,208	4.08%	2,176,413	21,472	3.95%	2,127,867	21,268	4.00%

Total loans	11,262,028	129,653	4.57%	11,179,336	123,292	4.42%	9,186,470	97,168	4.21%

Total earning assets	$15,176,711	$156,561	4.11%	$15,205,891	$150,473	3.97%	$12,844,504	$123,852	3.84%

Less: Allowance for loan losses	(51,493)			(50,953)			(50,937)

Non-earning Assets:
Cash and due from banks	$205,617			$199,132			$200,209
Other assets	2,086,822			2,089,790			1,860,676

Total assets	$17,417,657			$17,443,860			$14,854,452

Interest-Bearing Liabilities:
Checking and NOW accounts	$3,097,635	$969	0.13%	$3,067,437	$819	0.11%	$2,643,123	$511	0.08%
Savings accounts	3,036,936	1,777	0.23%	3,052,646	1,343	0.18%	2,944,314	1,209	0.16%
Money market accounts	1,103,177	702	0.26%	1,159,010	546	0.19%	684,911	146	0.09%
Other time deposits	1,615,527	4,813	1.20%	1,561,945	3,900	1.01%	1,330,026	2,536	0.76%

Total interest-bearing deposits	8,853,275	8,261	0.37%	8,841,038	6,608	0.30%	7,602,374	4,402	0.23%
Brokered CD’s	194,801	878	1.81%	175,039	647	1.50%	111,972	322	1.15%

Total interest-bearing deposits and CD’s	9,048,076	9,139	0.41%	9,016,077	7,255	0.33%	7,714,346	4,724	0.25%

Federal funds purchased and interbank borrowings	140,471	647	1.85%	261,353	1,017	1.58%	166,690	422	1.02%
Securities sold under agreements to repurchase	332,599	434	0.52%	342,682	359	0.42%	329,182	334	0.41%
Federal Home Loan Bank advances	1,713,832	8,824	2.07%	1,675,700	7,780	1.88%	1,443,453	6,017	1.67%
Other borrowings	249,291	2,729	4.38%	248,828	2,723	4.38%	219,085	2,379	4.34%

Total borrowed funds	2,436,193	12,634	2.08%	2,528,563	11,879	1.91%	2,158,410	9,152	1.70%

Total interest-bearing liabilities	$11,484,269	$21,773	0.76%	$11,544,640	$19,134	0.67%	$9,872,756	$13,876	0.56%

Noninterest-Bearing Liabilities
Demand deposits	$3,602,732			$3,563,104			$2,988,147
Other liabilities	147,052			170,061			128,231
Shareholders’ equity	2,183,604			2,166,055			1,865,318

Total liabilities and shareholders’ equity	$17,417,657			$17,443,860			$14,854,452

Net interest rate spread			3.35%			3.30%			3.28%

Net interest margin (FTE)			3.55%			3.45%			3.42%

FTE adjustment		$2,825			$2,767			$5,643

(1)	Interest income is reflected on a fully taxable equivalent basis (FTE).
(2)	Includes loans held for sale.

Average Balance Sheet and Interest Rates (unaudited)

($ in thousands)

	Six Months Ended			Six Months Ended
	June 30, 2018			June 30, 2017
	Average	Income (1)/	Yield/	Average	Income (1)/	Yield/
	Balance	Expense	Rate	Balance	Expense	Rate
Earning Assets:
Money market and other interest-earning investments	$59,089	$207	0.71%	$27,352	$86	0.63%
Investments:
Treasury and government-sponsored agencies	655,897	6,811	2.08%	558,279	5,579	2.00%
Mortgage-backed securities	1,610,252	18,424	2.29%	1,498,414	15,408	2.06%
States and political subdivisions	1,161,386	21,069	3.63%	1,128,042	26,981	4.78%
Other securities	483,685	7,578	3.13%	445,881	5,694	2.55%

Total investments	3,911,220	53,882	2.76%	3,630,616	53,662	2.96%

Loans: (2)
Commercial	2,817,050	60,733	4.29%	1,913,480	38,440	4.00%
Commercial and agriculture real estate	4,422,075	113,037	5.08%	3,205,853	80,154	4.97%
Consumer:
Home equity	496,978	11,765	4.77%	475,325	9,496	4.03%
Other consumer loans	1,307,805	23,730	3.66%	1,406,655	23,648	3.39%

Subtotal commercial and consumer loans	9,043,908	209,265	4.67%	7,001,313	151,738	4.37%
Residential real estate loans	2,177,003	43,680	4.01%	2,134,681	42,522	3.98%

Total loans	11,220,911	252,945	4.50%	9,135,994	194,260	4.25%

Total earning assets	$15,191,220	$307,034	4.04%	$12,793,962	$248,008	3.87%

Less: Allowance for loan losses	(51,225)			(50,824)

Non-earning Assets:
Cash and due from banks	$202,392			$197,927
Other assets	2,088,299			1,869,215

Total assets	$17,430,686			$14,810,280

Interest-Bearing Liabilities:
Checking and NOW accounts	$3,082,619	$1,788	0.12%	$2,614,627	$967	0.07%
Savings accounts	3,044,748	3,120	0.21%	2,957,020	2,367	0.16%
Money market accounts	1,130,939	1,248	0.22%	695,890	295	0.09%
Other time deposits	1,588,884	8,713	1.11%	1,331,460	4,903	0.74%

Total interest-bearing deposits	8,847,190	14,869	0.34%	7,598,997	8,532	0.23%
Brokered CD’s	184,975	1,525	1.66%	109,758	575	1.06%

Total interest-bearing deposits and CD’s	9,032,165	16,394	0.37%	7,708,755	9,107	0.24%

Federal funds purchased and interbank borrowings	200,578	1,664	1.67%	177,818	778	0.88%
Securities sold under agreements to repurchase	337,612	793	0.47%	330,285	590	0.36%
Federal Home Loan Bank advances	1,694,871	16,604	1.98%	1,436,752	11,329	1.59%
Other borrowings	249,062	5,452	4.38%	219,025	4,739	4.33%

Total borrowed funds	2,482,123	24,513	1.99%	2,163,880	17,436	1.62%

Total interest-bearing liabilities	$11,514,288	$40,907	0.72%	$9,872,635	$26,543	0.54%

Noninterest-Bearing Liabilities
Demand deposits	$3,583,027			$2,952,797
Other liabilities	158,493			139,250
Shareholders’ equity	2,174,878			1,845,598

Total liabilities and shareholders’ equity	$17,430,686			$14,810,280

Net interest rate spread			3.32%			3.33%

Net interest margin (FTE)			3.50%			3.46%

FTE adjustment		$5,592			$11,331

(1)	Interest income is reflected on a fully taxable equivalent basis (FTE).
(2)	Includes loans held for sale.

Asset Quality (EOP) (unaudited)

($ in thousands)

	Three Months Ended			Six Months Ended
	June 30,	March 31,	June 30,	June 30,	June 30,
	2018	2018	2017	2018	2017
Beginning allowance for loan losses	$50,381	$50,381	$49,834	$50,381	$49,808

Provision for loan losses	2,446	380	1,355	2,826	1,702

Gross charge-offs	(3,054)	(2,685)	(3,380)	(5,739)	(6,619)
Gross recoveries	3,887	2,305	3,177	6,192	6,095

Net (charge-offs) recoveries	833	(380)	(203)	453	(524)

Ending allowance for loan losses	$53,660	$50,381	$50,986	$53,660	$50,986

Net charge-offs (recoveries) / average loans (1)	-0.03%	0.01%	0.01%	-0.01%	0.01%

Average loans outstanding (1)	$11,257,585	$11,175,329	$9,180,987	$11,216,684	$9,130,112

EOP loans outstanding (1)	11,295,629	$11,238,682	$9,232,040	$11,295,629	$9,232,040

Allowance for loan losses / EOP loans (1)	0.48%	0.45%	0.55%	0.48%	0.55%

Underperforming Assets:
Loans 90 Days and over (still accruing)	$1,575	$328	$201	$1,575	$201

Non-performing loans:
Nonaccrual loans (2)	139,082	127,295	125,519	139,082	125,519
Renegotiated loans	17,139	16,802	14,123	17,139	14,123

Total non-performing loans	156,221	144,097	139,642	156,221	139,642

Foreclosed properties	3,729	6,735	11,071	3,729	11,071

Total underperforming assets	$161,525	$151,160	$150,914	$161,525	$150,914

Classified and Criticized Assets:
Nonaccrual loans (2)	139,082	127,295	125,519	139,082	125,519
Substandard accruing loans	109,051	118,123	112,277	109,051	112,277
Loans 90 days and over (still accruing)	1,575	328	201	1,575	201

Total classified loans - “problem loans”	$249,708	$245,746	$237,997	$249,708	$237,997

Other classified assets	3,149	2,987	7,449	3,149	7,449
Criticized loans - “special mention loans”	154,891	174,873	99,502	154,891	99,502

Total classified and criticized assets	$407,748	$423,606	$344,948	$407,748	$344,948

Non-performing loans / EOP loans (1)	1.38%	1.28%	1.51%	1.38%	1.51%

Allowance to non-performing loans (3)	34%	35%	37%	34%	37%

Under-performing assets / EOP loans (1)	1.43%	1.34%	1.63%	1.43%	1.63%

EOP total assets	$17,482,990	$17,496,287	$14,957,281	$17,482,990	$14,957,281

Under-performing assets / EOP assets	0.92%	0.86%	1.01%	0.92%	1.01%

EOP - End of period actual balances

(1)	Excludes loans held for sale.
(2)	Includes renegotiated loans totaling $34.0 million at June 30, 2018, $36.9 million at March 31, 2018, and $46.2 million at June 30, 2017.
(3)	Includes acquired loans that were recorded at fair value in accordance with ASC 805 at the date of acquisition. As such, the credit risk was incorporated in the fair value recorded and no allowance for loan losses was recorded on the acquisition date.

Non-GAAP Measures (unaudited)

($ in thousands)

	Three Months Ended			Six Months Ended
	June 30,	March 31,	June 30,	June 30,	June 30,
	2018	2018	2017	2018	2017
Actual End of Period Balances
GAAP shareholders’ equity	$2,200,215	$2,179,118	$1,886,594	$2,200,215	$1,886,594

Deduct:
Goodwill	828,804	828,804	655,018	828,804	655,018
Intangibles	45,417	48,833	31,876	45,417	31,876

	874,221	877,637	686,894	874,221	686,894

Tangible shareholders’ equity	$1,325,994	$1,301,481	$1,199,700	$1,325,994	$1,199,700

Average Balances
GAAP shareholders’ equity	$2,183,604	$2,166,055	$1,865,318	$2,174,878	$1,845,598

Deduct:
Goodwill	828,804	828,141	655,018	828,474	655,018
Intangibles	47,052	51,092	33,189	49,061	34,635

	875,856	879,233	688,207	877,535	689,653

Average tangible shareholders’ equity	$1,307,748	$1,286,822	$1,177,111	$1,297,343	$1,155,945

Actual End of Period Balances
GAAP assets	$17,482,990	$17,496,287	$14,957,281	$17,482,990	$14,957,281

Add:
Trust overdrafts	46	50	31	46	31

Deduct:
Goodwill	828,804	828,804	655,018	828,804	655,018
Intangibles	45,417	48,833	31,876	45,417	31,876

	874,221	877,637	686,894	874,221	686,894

Tangible assets	$16,608,815	$16,618,700	$14,270,418	$16,608,815	$14,270,418

Risk-weighted assets	$12,648,732	$12,523,432	$10,367,804	$12,648,732	$10,367,804

GAAP net income	$44,001	$47,983	$38,854	$91,984	$74,846

Add:
Amortization of intangibles (net of tax)	2,699	2,851	1,807	5,550	3,770

Tangible net income	$46,700	$50,834	$40,661	$97,534	$78,616

Tangible Ratios
Return on tangible common equity	14.09%	15.62%	13.56%	14.71%	13.11%
Return on average tangible common equity	14.28%	15.80%	13.82%	15.04%	13.60%
Return on tangible assets	1.12%	1.22%	1.14%	1.17%	1.10%
Tangible common equity to tangible assets	7.98%	7.83%	8.41%	7.98%	8.41%
Tangible common equity to risk-weighted assets	10.48%	10.39%	11.57%	10.48%	11.57%
Tangible common book value (1)	8.70	8.55	8.85	8.70	8.85

Tangible common equity presentation includes other comprehensive income as is common in other company releases.
(1) Tangible common shareholders’ equity divided by common shares issued and outstanding at period-end.

Tier 1 capital	$1,371,918	$1,341,261	$1,222,250	$1,371,918	$1,222,250

Deduct:
Trust Preferred Securities (2)	—	—	45,000	—	45,000
Additional Tier 1 capital deductions	—	—	(14,977)	—	(14,977)

	—	—	30,023	—	30,023

Tier 1 common equity	$1,371,918	$1,341,261	$1,192,227	$1,371,918	$1,192,227

Risk-weighted assets	12,648,732	12,523,432	10,367,804	12,648,732	10,367,804

Tier 1 common equity to risk-weighted assets	10.85%	10.71%	11.50%	10.85%	11.50%

(2)	Trust Preferred Securities are now included in Tier 2 capital as a result of exceeding the $15 billion asset threshold from the Anchor-Minnesota acquisition.